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                         PLEDGE AGREEMENT (Coyne Trusts)

                  This PLEDGE AGREEMENT, dated as of July 2, 2002 (together with all amendments, if any, from time to time hereto, this "Agreement"), is made by and among EACH OF THE PLEDGORS SIGNATORY HERETO AND EACH ADDITIONAL PARTY THAT BECOMES A PLEDGOR HERETO PURSUANT TO SECTION 21 HEREOF (together with their respective successors and assigns, collectively, "Pledgors" and each individually, "Pledgor"), and GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as Agent ("Agent") for itself and the lenders from time to time party to the Credit Agreement referred to below ("Lenders").

                              W I T N E S S E T H:

                  WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof, by and among Coyne International Enterprises Corp., a New York corporation ("Coyne") and Blue Ridge Textile Manufacturing Inc., a Georgia corporation ("Blue Ridge") (Coyne and Blue Ridge are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"); the other Credit Parties signatory thereto; General Electric Capital Corporation, for itself, as Lender, and as Agent for Lenders, and the other Lenders signatory thereto from time to time (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement") the Lenders have agreed to make Loans to, and incur the Letter of Credit Obligations for the benefit of, Borrowers;

                  WHEREAS, Pledgors are the respective record and beneficial owners of the Pledged Shares listed in Part A of Schedule I hereto and the respective owners of the Pledged Indebtedness listed in Part B of Schedule I;

                  WHEREAS, Pledgors collectively own all of the capital stock of Coyne and indirectly owns all of the capital stock of the other Credit Parties and will directly or indirectly benefit from the credit facilities made available to Borrowers under the Credit Agreement; and

                  WHEREAS, in order to induce Agent and Lenders to enter into the Credit Agreement and the other Loan Documents and to induce Agent and Lenders to make the Loans and to incur the Letter of Credit Obligations as provided for in the Credit Agreement, Pledgors have agreed to pledge the Pledged Collateral to Agent in accordance herewith;

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce Lenders to make the Loans and to incur the Letter of Credit Obligations under the Credit Agreement, it is agreed as follows:

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                  1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement or in Annex A thereto are used herein (including the recitals hereof) as therein defined, and the following shall have the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

                  "Bankruptcy Code" means title 11, United States Code, as amended from time to time, and any successor statute thereto.

                  "Operating Agreement" means each limited liability company agreement, operating agreement or similar agreement identified on Part A of
Schedule I hereto relating to Pledged Shares consisting of a membership interest in a limited liability company, in each case, as amended, supplemented or otherwise modified from time to time.

                  "Pledged Collateral" has the meaning assigned to such term in
Section 2 hereof.

                  "Pledged Entity" means an issuer of Pledged Shares or Pledged Indebtedness.

                  "Pledged Indebtedness" means, with respect to any Pledgor or Pledgors, the Indebtedness evidenced by promissory notes and instruments listed on Part B of Schedule I hereto.

                  "Pledged Shares" means, with respect to any Pledgor or Pledgors, those shares of Stock held by such Pledgor or Pledgors listed on Part A of Schedule I hereto.

                  "Secured Obligations" has the meaning assigned to such term in Section 3 hereof.

                  2. Pledge. Each Pledgor hereby pledges to Agent, and grants to Agent (i) for itself and the benefit of the holders of A Obligations, a first priority security interest in all of the following and (ii) the for benefit of the holders of B Obligations, a second priority security interest in all of the following (collectively, the "Pledged Collateral"):

                     (a) such Pledgor's Pledged Shares and the certificates representing such Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed and to the extent applicable, allocations of profit and losses in respect of or in exchange for any or all of such Pledged Shares;

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                     (b) any additional shares of Stock, or other right, title
         or interest in, any Credit Party from time to time acquired by such Pledgor in any manner (which shares shall be deemed to be part of such Pledgor's Pledged Shares), and any certificates representing such Stock, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Stock;

                     (c) such Pledgor's Pledged Indebtedness and the promissory notes or instruments evidencing such Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of such Pledged Indebtedness; and

                     (d) all additional Indebtedness arising after the date hereof and owing to such Pledgor by any Credit Party (which Indebtedness shall be deemed to be part of such Pledgor's Pledged Indebtedness) evidenced by promissory notes or other instruments, together with such promissory notes and instruments, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of such Pledged Indebtedness.

                 3.  Security for Obligations; Delivery of Pledged Collateral.

                     (a) This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Obligations of any kind under or in connection with the Credit Agreement and the other Loan Documents and all obligations of Pledgors now or hereafter existing under this Agreement including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the "Secured Obligations").

                     (b) All certificates and all promissory notes and instruments evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Agent, for itself and the benefit of Lenders, pursuant hereto. All Pledged Shares evidenced by certificates shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent and all promissory notes or other instruments evidencing the Pledged Indebtedness shall be endorsed by the applicable Pledgor, in form and substance reasonably satisfactory to Agent. Each Pledgor has caused each such Pledged Entity to record on its books and records the pledge created hereby and to execute and deliver the Acknowledgment and Consent in the form of Schedule III hereto. Each Pledgor hereby authorizes Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares and Pledged Indebtedness listed on any Pledge Amendment delivered to Agent shall for all purposes hereunder be considered Pledged Collateral.

                 4. Pledgor hereby authorizes and instructs each Pledged Entity listed on Part A of Schedule I hereto to comply with any instruction received by it from Agent without any further order or further consent or instructions from Pledgor and Pledgor agrees that each Pledged Entity shall be fully protected in so complying.

                 5. Representations and Warranties. Each Pledgor represents and warrants to Agent that:

                     (a) Such Pledgor is, and at the time of its pledge of any Pledged Collateral hereunder will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral free and clear of any Lien thereon or affecting the title thereto, except for (i) any Lien created by this Agreement, (ii) a pledge in favor of M&T Bank & Trust Co. ("M&T"), f/k/a OnBank & --- Trust Co., to secure payment of a Promissory Note dated August 3, 1995, made by J. Stanley Coyne in the principal amount of $1,285,161.57, payable August 3, 2003, with interest at 10% per annum, (iii) Lien in favor of Hanora A. VanderSluis to secure payment of Promissory Note dated September 27, 1996, made by
         J. Stanley Coyne in the principal amount of $62,678.41, which note is due August 3, 2003, with interest at 10% per annum; and (iv) the statutory Lien of the Internal Revenue Service for potential estate tax liabilities under the estate of J. Stanley Coyne;

                     (b) All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable; the Pledged Indebtedness has been duly authorized, authenticated or issued and delivered by, and is the legal, valid and binding obligations of, the Pledged Entities, and no such Pledged Entity is in default thereunder;

                     (c) Such Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by such Pledgor to Agent as provided herein;

                     (d) None of the Pledged Collateral has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

                     (e) All of the Pledged Shares are presently owned by such Pledgor and are presently represented by the certificates as listed on Part A of Schedule I hereto. As of the date hereof, there are no existing options, warrants, calls, purchase rights or commitments of any character whatsoever relating to the Pledged Shares;

                     (f) No consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by such Pledgor of its Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement or the remedies in respect of such Pledgor's Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

                     (g) The pledge, assignment and delivery of such Pledgor's Pledged Collateral pursuant to this Agreement will create (i) a valid first priority Lien on and a first priority perfected security interest in favor of the Agent for the benefit of Agent and holders of A Obligations in such Pledged Collateral and (ii) a valid second priority Lien on and a second priority perfected security interest in favor of Agent for the benefit of the holders of B Obligations the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien;

                     (h) Each Pledgor is a trust duly organized and validly existing under the laws of its respective jurisdiction of organization and is in compliance with the respective agreement of trust which created such trust (each, a "Trust Agreement") and the trustees of each Pledgor have all requisite trust powers and authority to enter into, execute and deliver this Agreement];

                     (i) The execution, delivery and performance by each Pledgor of this Agreement and the creation of all Liens provided for therein:
         (a) are within such Person's trust power; (b) have been duly and validly authorized by all necessary action on the part of the trustees of such trust; (c) do not contravene any provision of such Person's Trust Agreement; (d) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Agent, on behalf of itself and Lenders, pursuant to this Agreement; and (g) do not require the consent or approval of any Governmental Authority or any other Person. This Agreement has been duly executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of each Pledgor enforceable against it in accordance with its terms;

                  (j) Such Pledgor's Pledged Shares together with the Pledged Shares of the other Pledgor's hereto constitute 100% of the issued and outstanding shares of Stock of each Pledged Entity;

                  (k) No Pledgor is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940. No Pledgor is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or any other federal or state statute that restricts or limits its ability to incur Indebtedness or to perform its obligations hereunder.

                  (l) No Pledgor is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" as such terms are defined in Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect. No Pledgor owns any Margin Stock, and none of the proceeds of the Loans or other extensions of credit under the Loan Documents will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any of the Loans or other extensions of credit under the Loan Documents to be considered a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. No Pledgor will take or permit to be taken any action that might cause any Loan Document to violate any regulation of the Federal Reserve Board;

                  (m) All Tax Returns to be filed by any Pledgor have been filed with the appropriate Governmental Authority, all such Tax Returns are true, correct and complete in all material respects, and all Charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid). There are no Liens for charges (other than current charges not yet due and payable) upon the assets of any Pledgor. No adjustment relating to such Tax Returns has been proposed formally or informally by any Governmental Authority and to the knowledge of each Pledgor, no basis exists for any such adjustments. None of the Pledgors are liable for any Charges: (a) under any agreement (including any tax sharing agreements) or (b) to each Pledgor's knowledge, as a transferee. As of the Closing Date, no Pledgor has agreed or been requested to make any adjustment under IRC Section 481(a), by reason of a change in accounting method or otherwise;

                  (n) No broker or finder brought about the obtaining, making or closing of the Loans or the Related Transactions, and no Pledgor or Affiliate thereof has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith;

                  (o) No action, claim, lawsuit, demand, investigation or proceeding is now pending or, to the knowledge of any Pledgor, threatened against any Pledgor, before any Governmental Authority or before any arbitrator or panel of arbitrators (collectively, "Litigation") (a) that challenges any Pledgor's right or power to enter into or perform any of its obligations under this Agreement or any other Loan Document to which it is a party, or the validity or enforceability of any Related Transaction Document or any action taken thereunder; and

                  (p) None of such Pledgor's Pledged Indebtedness is subordinated in right of payment to other Indebtedness (except for the Secured Obligations) or subject to the terms of an indenture.

                  (q) The foregoing notwithstanding, it is understood that 10,725 Class B Common Shares, 3,362 Class A Preferred Shares, and 719 Class B Preferred Shares are subject to Liens in favor of M&T and Hanora VanderSluis to secure payment of the J. Stanley Coyne promissory notes described at Section 5(a)(ii) and (iii) above, and that certificates representing such shares are in the possession of M&T.

            The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

            6. Covenants. Each Pledgor covenants and agrees that until the Termination Date:

                  (a) Without the prior written consent of Agent, no Pledgor will sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a Lien in the Pledged Collateral, unless, in each case, otherwise expressly permitted by this Agreement;

                  (b) Each Pledgor will, at its expense, (a) promptly execute, acknowledge and deliver all such instruments and take all such actions as Agent from time to time may request in order to ensure to Agent and Lenders the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary Code financing statements, which may be filed by Agent with or (to the extent permitted by law) without the signature of such Pledgor, and (b) will cooperate with Agent, at such Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such Liens or any sale or transfer of the Pledged Collateral;

                  (c) Each Pledgor has and will defend the title to the Pledged Collateral pledged by it and the Liens of Agent in such Pledged Collateral against the claim of any Person and will maintain and preserve such Liens;

                  (d) Each Pledgor will, upon obtaining ownership of any additional Stock or promissory notes or instruments of any Credit Party or any other Subsidiaries, which Stock, notes or instruments are not already Pledged Collateral, promptly (and in any event within three (3) Business Days) deliver to Agent a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Schedule II hereto (a "Pledge Amendment") in respect of any such additional Stock, notes or instruments, pursuant to which such Pledgor shall pledge to Agent all of such additional Stock, notes and instruments. Each Pledgor hereby authorizes Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares and Pledged Indebtedness listed on any Pledge Amendment delivered to Agent shall for all purposes hereunder be considered Pledged Collateral; and Pledgor shall not permit any amendments to the Pledged Entity's certificate of incorporation, by-laws, operating agreements or other organizational or governing documents without the prior written consent of Agent;

                  (e) Each Pledgor shall comply with all federal, state, local and foreign laws and regulations applicable to it except to the extent that such non-compliance will have a de minimis impact on such Pledgor and its ability to perform under this Agreement or any other Loan Document;

                  (f) No Pledgor shall (a) change its name as it appears in official filings in the state of its organization (b) change the type of entity that it is, (c) change its organization identification number, if any, issued by its state of incorporation or other organization, or (d) change its state of organization, in each case without at least 30 days prior written notice to Agent and after Agent's written acknowledgment that any reasonable action requested by Agent in connection therewith, including to continue the perfection of any Liens in favor of Agent, on behalf of Lenders, in any Collateral, has been completed or taken, and provided, that any such new location shall be in the continental United States;

            The covenants set forth in this Section 6 shall survive the execution and delivery of this Agreement.

            7. Pledgors' Rights. As long as no Default or Event of Default shall have occurred and be continuing and until written notice shall be given to Pledgors in accordance with Section 8(a) hereof:

                  (a) Pledgors shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Credit

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         Agreement or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of Agent in respect of the Pledged Collateral or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Credit Agreement):

                      (i) the dissolution or liquidation, in whole or in part, of a Pledged Entity;

                      (ii) the consolidation or merger of a Pledged Entity with any other Person;

                      (iii) the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for Liens in favor of Agent;

                      (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of such Pledged Entity's Stock or the issuance of any other interests convertible into or granting the right to purchase or receive any additional shares of stock; or

                      (v) the alteration of the voting rights with respect to the Stock of a Pledged Entity;

                  (b)

                      (i) Pledgors shall be entitled, from time to time, to collect and receive for its own use all cash dividends, other distributions and interest paid in respect of the Pledged Collateral to the extent not in violation of the Credit Agreement or any other Loan Document other than any and all: (A) dividends, other distributions and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and
         (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral which is not expressly permitted by the Credit Agreement; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and

                      (ii) all dividends, other distributions and interest (other than such cash dividends, other distributions and interest as are permitted to be

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         paid to Pledgors in accordance with clause (i) above) in respect of any of the Pledged Shares or Pledged Indebtedness, whenever paid or made, shall be delivered to Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of Agent, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

                  8.  Defaults and Remedies; Proxy.

                      (a) Upon the occurrence of an Event of Default or a violation of this Agreement and during the continuation of such Event of Default or violation of this Agreement, and concurrently with written notice to Pledgors, Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice Pledgors agree is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Agent was the outright owner thereof. Any sale shall be made at a public or private sale at Agent's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Agent may deem fair, and Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgors or any right of redemption. Each sale shall be made to the highest bidder, but Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Agent. EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS AGENT AS THE PROXY AND ATTORNEY-IN-FACT OF SUCH PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE THE PLEDGED SHARES FOLLOWING THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT OR A VIOLATION OF THIS AGREEMENT, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE. IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED SHARES, THE APPOINTMENT OF AGENT AS PROXY AND

     ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED SHARES WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS OR MEMBERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS OR MEMBERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SHARES ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED SHARES OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT OR VIOLATION OF THIS AGREEMENT. NOTWITHSTANDING THE FOREGOING, AGENT SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

               (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Agent, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that -------- ------- any sale or sales made after such postponement shall be after ten (10) days' notice to Pledgors.

               (c) If, at any time when Agent in its sole discretion determines, following the occurrence and during the continuance of an Event of Default or a violation of the Agreement, that, in connection with any actual or contemplated exercise of its rights (when permitted under this Section 8) to sell the whole or any part of the Pledged Collateral hereunder, it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral pursuant to the Securities Act of 1933, as amended (or any similar statute then in effect) (the "Act"), Pledgors shall, in an expeditious manner, cause the Pledged Entities listed on Part A and Part B of Schedule I to:

                    (i) Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to the

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

          Pledged Collateral and in good faith use commercially reasonable efforts to cause such registration statement to become and remain effective;

                         (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of the Pledged Collateral covered by such registration statement whenever Agent shall desire to sell or otherwise dispose of the Pledged Collateral;

                         (iii) Furnish to Agent such numbers of copies of a prospectus and a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as Agent may request in order to facilitate the public sale or other disposition of the Pledged Collateral by Agent;

                         (iv) Use commercially reasonable efforts to register or qualify the Pledged Collateral covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as Agent shall request, and do such other reasonable acts and things as may be required of it to enable Agent to consummate the public sale or other disposition in such jurisdictions of the Pledged Collateral by Agent;

                         (v) Furnish, at the request of Agent, on the date that the Pledged Collateral is delivered to the underwriters for sale pursuant to such registration or, if the security is not being sold through underwriters, on the date that the registration statement with respect to such Pledged Collateral becomes effective, (A) an opinion, dated such date, of the independent counsel representing such registrant for the purposes of such registration, addressed to the underwriters, if any, and in the event the Pledged Collateral are not being sold through underwriters, then to Agent, in customary form and covering matters of the type customarily covered in such legal opinions; and (B) a comfort letter, dated such date, from the independent certified public accountants of such registrant, addressed to the underwriters, if any, and in the event the Pledged Collateral are not being sold through underwriters, then to Agent, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or Agent shall reasonably request. The opinion of counsel referred to above shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as Agent may reasonably request. The letter referred to above from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five (5) Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as Agent may reasonably request; and

                         (vi) Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.

                    (d) All expenses incurred in complying with Section 8(c) hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for the registrant, the fees and expenses of counsel for Agent, expenses of the independent certified public accountants (including any special audits incident to or required by any such registration) and expenses of complying with the securities or blue sky laws or any jurisdictions, shall be paid by Pledgors.

                    (e) If, at any time when Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, Agent in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

                         (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

                         (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

                         (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about any Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

                         (iv) as to such other matters as Agent may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

                    (f) Pledgors recognize that Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (e) above. Pledgors also acknowledge that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if the applicable Pledgor and the Pledged Entity would agree to do so.

                    (g) Each Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default or a violation of this Agreement it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and each Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Each Pledgor agrees that it will not interfere with any right, power and remedy of Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon any Pledgor by Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair Agent's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against any Pledgor in any respect.

                    (h) Each Pledgor further agrees that a breach of any of the covenants contained in this Agreement will cause irreparable injury to Agent, that Agent shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Agreement shall be specifically enforceable against each Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

               9. Waiver. No delay on Agent's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon any Pledgor by Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Agent's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Agent's rights as against any Pledgor in any respect.

               10. Assignment. Agent may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Credit Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

               11. Termination. Immediately following the Termination Date, Agent shall deliver to each Pledgor the Pledged Collateral pledged by such Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of Pledgors' obligations hereunder shall at such time terminate.

               12. Lien Absolute. All rights of Agent hereunder, and all obligations of Pledgors hereunder, shall be absolute and unconditional irrespective of:

                    (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

                    (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

               (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

               (d) the insolvency of any Credit Party or Pledgor; or

               (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

          13. Release. Each Pledgor, in its capacity as Pledgor, consents and agrees that Agent may at any time, or from time to time, in its discretion:

               (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations; and

               (b) exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Agent may deem proper, and without notice to or further assent from Pledgors, it being hereby agreed that Pledgors shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Secured Obligations. Pledgors hereby waive notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgors. No act or omission of any kind on Agent's part shall in any event affect or impair this Agreement.

          14. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Credit Party, Pledgor or any Pledged Entity for liquidation or reorganization, should any Credit Party, Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Credit Party, Pledgor's or any Pledged Entity's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          15.  Miscellaneous.

               (a) Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

               (b) Pledgors jointly and severally agree to promptly reimburse Agent for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Agent in connection with the administration and enforcement of this Agreement.

               (c) Neither Agent nor any Lender or any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

               (d) THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF EACH PLEDGOR AND AGENT AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS (INCLUDING IN THE CASE OF ANY PLEDGOR A DEBTOR-IN-POSSESSION ON BEHALF OF SUCH PLEDGOR). NO PLEDGOR MAY ASSIGN, SELL, HYPOTHECATE OR OTHERWISE TRANSFER ANY INTEREST IN OR OBLIGATION UNDER THIS AGREEMENT WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF AGENT. NO SALES OF PARTICIPATIONS, OTHER SALES, ASSIGNMENTS, TRANSFERS OR OTHER DISPOSITIONS OF ANY AGREEMENT GOVERNING OR INSTRUMENT EVIDENCING THE SECURED OBLIGATIONS OR ANY PORTION THEREIN OR INTEREST THEREON SHALL IN ANY MANNER IMPAIR THE LIEN GRANTED TO AGENT FOR ITS AND LENDERS BENEFIT HEREUNDER.

               (e) THIS AGREEMENT, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH PLEDGOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND

     DETERMINE ANY CLAIMS OR DISPUTES BETWEEN PLEDGORS, AGENT AND LENDERS PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENT, LENDERS AND THE PLEDGORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH PLEDGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PLEDGOR HEREBY WAIVES ANY OBJECTION THAT SUCH PLEDGOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PLEDGOR AT THE ADDRESS SET FORTH IN ANNEX A HERETO AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PLEDGOR'S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

               (f) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG AGENT, LENDERS AND ANY PLEDGOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL

     TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

               (g) Agent's or any Lender's failure, at any time or times, to require strict performance by the Pledgors of any provision of this Agreement shall not waive, affect or diminish any right of Agent thereafter to demand strict compliance and performance herewith or therewith. None of the undertakings, agreements, warranties, covenants and representations of any Pledgor contained in this Agreement by any Pledgor shall be deemed to have been suspended or waived by Agent, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of Agent, and directed to Borrowers specifying such suspension or waiver.

          16. Severability. Whenever possible, each provision of this Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Agent, Lenders and Pledgors with respect to the matters referred to herein and therein.

          17. Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be addressed to the party to be notified at the address set forth in Annex A attached hereto.

          18. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          19. Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

          20. Benefit of Lenders. All security interests granted or contemplated hereby shall be for the benefit of Agent and the other Lenders, and all proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

          21. Additional Pledgors. The initial Pledgors hereunder shall be the parties signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of any Pledgor may become parties hereto, as additional Pledgors (each, an "Additional Pledgor"), by executing a counterpart of this Agreement substantially in the form of Exhibit A attached hereto. Upon delivery of any such counterpart to Agent, notice of which is hereby waived by the Pledgors, each Additional Pledgor shall be a Pledgor and shall be as fully a party hereto as if such Additional Pledgor were an original signatory hereto. Each Pledgor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Pledgor hereunder nor by any election of Agent not to cause any Subsidiary of any Pledgor to become an Additional Pledgor hereunder. This Agreement shall be fully effective as to any Pledgor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Pledgor hereunder.

          22. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

          23. Further Assurances. Each Pledgor executing this Agreement agrees that it shall and shall cause each other Pledgor to, at such Pledgor's expense and upon request of Agent, duly execute and deliver, or cause to be duly executed and delivered, to Agent such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Agent to carry out more effectively the provisions and purposes of this Agreement or any other Loan Document.

          24. Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of Section 15(e) and (f), with its counsel.

          25. Intercreditor Agreements. The Lenders have agreed, among themselves, that the Lien created in favor of the holders of A Obligations shall be prior and superior to any Lien or other interests created in favor of or held by the holders of the B Obligations in respect of the Collateral, such priority as between the holders of the A Obligations and the holders of the B Obligations, shall give the holders of the A Obligations all the rights, powers and privileges of a first priority secured creditor under the Code, other applicable law and otherwise in respect of the Collateral, with the rights, powers and privileges of holders of the B Obligations in respect of the Collateral being subject to and subordinate to the Lien for the benefit of the holders of the A Obligations. The application and receipt of Proceeds of Collateral are subject to the provisions of Section 1.18 of the Credit Agreement. The Lien priorities provided herein and in the Collateral Documents shall not be altered or otherwise affected by any modification, renewal, restatement, extension or refinancing of any Obligations. The Lenders acknowledge and consent to the granting of the Liens on the Collateral as provided for herein and shall not (and hereby waive any right to) contest in any proceeding the validity, priority or enforceability of the Lien on the Collateral of the holders of A Obligations. The provisions of this Section 25 and the rights and benefits hereof shall insure solely to the benefit of the Lenders and their respective successors and permitted assigns and no other Person (including, without limitation, the Credit Parties) shall have or be entitled to assert rights or benefits under this Section 25.

          26. Permitted Redemptions. It is contemplated that certain of the Pledged Shares will be redeemed from time to time by Coyne pursuant to a Redemption Agreement of even date between Pledgors and Coyne (the "Redemption Agreement"). So long as these redemptions are in compliance with the terms and restrictions of the Redemption Agreement including, without limitation, Section 6, Agent agrees, on reasonable prior notice, to release its Lien on such Pledged Shares in order to permit such redemptions and shall execute and deliver to the applicable Pledgor, at such Pledgor's expense, appropriate UCC-3 termination statements and other releases as reasonably requested by Pledgor.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                            PLEDGORS:

                                            J. STANLEY COYNE REVOCABLE TRUST


                                            By:_________________________________
                                               Name:
                                               Title:


                                            J. STANLEY COYNE INTER VIVOS
                                            IRREVOCABLE TRUST


                                            By:_________________________________
                                               Thomas M. Coyne, Trustee


                                            By:_________________________________
                                               Raymond T. Ryan, Trustee


                                            By:_________________________________
                                               Wallace J. McDonald, Trustee


                                            THOMAS M. COYNE VOTING TRUST


                                            By:_________________________________
                                               Thomas M. Coyne, Trustee


                                            By:_________________________________
                                               Raymond T. Ryan, Trustee


                                            By:_________________________________
                                               Wallace J. McDonald, Trustee

                                            TRUSTS OF FBO OF GERALD M. COYNE,
                                            JOANNE MATINA, SUSAN B. WHITNEY AND
                                            JOHN S. COYNE, JR. UNDER AUTHORITY
                                            OF THE STANLEY COYNE INTER VIVOS
                                            IRREVOCABLE TRUST


                                            By:_________________________________
                                               Thomas M. Coyne, Trustee


                                            By:_________________________________
                                               Raymond T. Ryan, Trustee


                                            By:_________________________________
                                               Wallace J. McDonald, Trustee

                                            AGENT:

                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION, as Agent


                                            By:_________________________________
                                               Name:
                                               Its: Duly Authorized Signatory

                                   SCHEDULE I

                                     PART A

                                 PLEDGED SHARES

CORPORATIONS

-------------------------------------------------------------------------------------------------
                                           Class                       Number         % of
                                             of       Stock Cert.        of        Outstanding
       Pledgor          Pledged Entity     Stock         No.(s)        Shares        Shares
       -------          --------------     -----         ------        ------        ------
-------------------------------------------------------------------------------------------------

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

LIMITED LIABILITY COMPANIES

                                     PART B

                              PLEDGED INDEBTEDNESS

                                   SCHEDULE II

                                PLEDGE AMENDMENT

                  This Pledge Amendment, dated ________________, ___ is delivered pursuant to Section 6(d) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be true and correct, both as to the promissory notes, instruments, Stock pledged prior to this Pledge Amendment and as to the promissory notes, instruments, Stock pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated as of [___________ __], 2002, among the signatories thereto, each as a Pledgor, and General Electric Capital Corporation, as Agent, (the "Pledge Agreement") and that the Pledged Collateral listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement. The undersigned acknowledges that any promissory notes, instruments, Stock interests not included in the Pledged Collateral at the discretion of Agent may not otherwise be pledged by the undersigned to any other Person or otherwise used as security for any obligations other than the Secured Obligations.

                                                     [NAME OF PLEDGOR]

                                                     By:________________________
                                                        Name:
                                                        Title:


PLEDGED SHARES:

--------------------------------------------------------------------------------------------------------------
Name and                                                    Class             Certificate        Number
Address of Pledgor               Pledged Entity             of Stock           Number(s)         of Shares
------------------               --------------             --------          ----------         ---------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

PLEDGED SHARES:  MEMBERSHIP INTERESTS:

---------------------------------------------------------------------------------------------------------
                                                  Description
                                                  of Pledged
                                                   Limited
                                                  Liability
                                                   Company
                                                     and                     Number of          % of
                                                   Operating      Cert.         of          Outstanding
         Pledgor              Pledged Entity       Agreement      No.(s)     Interests       Interests
         -------              --------------       ---------      ------     ---------       ---------
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------


PLEDGED INDEBTEDNESS

------------------------------------------------------------------------------------------------------------------
                                 Initial                    Issue Date        Maturity           Interest Rate
                                 -------                    ----------        --------           -------------
Maker                            Principal Amount                             Date
-----                            ----------------                             ----
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE III
                           ACKNOWLEDGMENT AND CONSENT

General Electric Capital Corporation
355 Madison Avenue, 12th Floor
New York, New York 10017
Attn:  Coyne Account Manager

               [Name of Pledged Entity] ("Company") hereby (i) acknowledges receipt of a fully executed copy of the Pledge Agreement, dated as of [___________] (the "Agreement"; capitalized terms used herein without definition have the meanings provided therein), made by [Name of Pledgor] ("Pledgor") and certain other pledgors in favor of General Electric Capital Corporation, as Agent ("Agent"); (ii) consents and agrees to the pledge by Pledgor of the Pledged Collateral pursuant to the Agreement and to all of the other terms and provisions of the Agreement; (iii) agrees to comply with all instructions received by it from Agent without further consent by Pledgor; [(iv) irrevocably waives any breach or default under the Operating Agreement as a result of the execution, delivery and performance by Pledgor and Agent of the Agreement; (v) advises Pledgor and Agent that a pledge of the Pledged Stock consisting of membership interests in limited liability companies set forth on Schedule I to the Agreement has been registered on the books of Company and in the name of the Agent and agrees to so register any additional Pledged Stock consisting of a membership interest in a limited liability company; (vi) represents and warrants that, except for the pledge in favor of Agent, there are no liens, restrictions or adverse claims to which the Pledged Collateral is or may be subject as of the date hereof; (vii) except with the prior written consent of Agent, agrees not to admit any new Members to Company or any limited liability company to which Company is a Member;]/1/ and (viii) [(iv)] consents and agrees to any transfer of the Pledged Collateral pursuant to Section 8 of the Agreement.

               IN WITNESS WHEREOF, a duly authorized officer of the undersigned has executed and delivered this Acknowledgment and Consent as of this ___ day of _____, 200_

                                            [NAME OF PLEDGED ENTITY]

                                            By:___________________________
                                            Name:
                                            Title:

-------------------
/1/    Insert clauses (iv) to (vii) only for Pledged Entities which are limited liability companies.

                                    EXHIBIT A
                                       TO
                                PLEDGE AGREEMENT
                         COUNTERPART TO PLEDGE AGREEMENT

               This counterpart, dated _________, [200__], is delivered pursuant to Section 21 of that certain Pledge Agreement dated as of [___________ __], 2002 (as from time to time amended, modified or supplemented, the "Pledge Agreement"; the terms defined therein and not otherwise defined herein being used as therein defined), among the signatories thereto, as Pledgors, and General Electric Capital Corporation, as Agent. The undersigned hereby agrees
(i) that this counterpart may be attached to the Pledge Agreement, and (ii) that the undersigned will comply with and be subject to, including representations and warranties, all the terms and conditions of the Pledge Agreement as if it were an original signatory thereto.

                                            [NAME OF ADDITIONAL PLEDGOR]

                                            By:_________________________
                                               Name:
                                               Title:

                                     Annex A
                                NOTICE ADDRESSES

(A)       If to Agent or GE Capital, at
          General Electric Capital Corporation
          335 Madison Avenue, 12 Floor
          New York, New York 10017
          Attention: E. Joseph Hess, Coyne Account Manager
          Telecopier No.:  (212) 309-8798
          Telephone No.:   (212) 370-8047

          with copies to:

          Paul, Hastings, Janofsky & Walker
          1055 Washington boulevard,
          Stamford, Connecticut 06901-2217
          Attention: Mario J. Ippolito
          Telecopier No.: (203) 359-3031
          Telephone No.:  (203) 961-7420

          and

          General Electric Capital Corporation
          201 High Ridge Road
          Stamford, Connecticut 06927-5100
          Attention:  Corporate Counsel - Commercial Finance
          Telecopier No.: (203) 316-7889
          Telephone No.:  (203) 316-7552

(B)       If to any Pledgor, at

          Coyne International Enterprises Corp.
          140 Cortland Avenue
          Syracuse, New York 13221-4854
          Attention: Alex Pobedinsky
          Telecopier No.: (315) 473-09844
          Telephone No.:  (315) 475-1626
          with copies to:

          Bond, Schoeneck & King, LLP
          One Lincoln Center
          Syracuse, New York 13202-1355
          Attention: Wallace J. McDonald
          Telecopier No.: (315) 422-3598
          Telephone No.:  (315) 422-0121

          with copies to:

          Cooley Godward LLP
          One Freedom Square
          Reston Town Center
          11951 Freedom Drive
          Reston, Virginia 20190
          Attention: Thomas R. Salley
          Telecopier No.: (703) 456-8100
          Telephone No.:  (703) 456-8070